MFS(R) VALUE FUND

            Supplement dated January 1, 2002 as revised June 7, 2002
                           to the Current Prospectus


This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated January 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:

Average Annual Total Returns as of December 31, 2000.

                                                               1 Year             Life*

      Class I shares                                           29.86%             22.45%
      ==================================================
      Standard & Poor's 500 Composite Index#+                  (9.11)%            18.33%
      ==================================================
      Average equity income fund++                             3.44%              3.93%
      ==================================================

------------------------------

* Fund performance figures are for the period from the commencement of the fund's investment operations on January 2, 1996, through December 31, 1999. Index and Lipper average returns are from January 1, 1996.

# The Standard & Poor's 500 Composite Index is a broad based unmanaged but commonly used measure of common stock total return performance. It is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

+    Source: Standard & Poor's Micropal.

++   Source: Lipper Inc.

The fund commenced investment operations on January 2, 1996, with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, the blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

       Management Fees....................................              0.60%
       Distribution and Service (12b-1) Fees..............              0.00%
       Other Expenses(1)..................................              0.26%
                                                                        -----
       Total Annual Fund Operating Expenses...............              0.86%
-----------------------

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" would be lower, and would equal 0.85% for class I.

     Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o    The fund's operating expenses remain the same.

The table is supplemented as follows:

                Share Class           Year 1             Year 3             Year 5             Year 10
                -----------           ------             ------             ------             -------

             Class I shares             $88               $274               $477              $1,061

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

o    any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

          invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Highlights - Class I Shares

                                                                                                                   Period
                                                                        Year Ended August 31,                      Ended
                                                            2001          2000          1999          1998        8/31/97*
                                                            ----          ----          ----          ----        --------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $19.47       $ 17.24        $ 14.22       $ 14.81    $ 12.20
                                                           ------       -------        -------       -------    -------
Income from investment operations# -
    Net investment incomess.                              $  0.28      $   0.30       $   0.31      $   0.24    $  0.15
    Net realized and unrealized gain on investments
and
      foreign currency###                                    0.44          2.44           3.20          1.09        2.46
                                                          -------          ----      ---------     ---------    ---------
         Total from investment operations                 $  0.72      $   2.74       $   3.51      $   1.33    $   2.61
                                                          -------      --------       --------      --------    --------
Less distributions declared to shareholders -
    From net investment income                            $ (0.29)     $  (0.27)      $  (0.27)     $  (0.21)   $     --
    From net realized gain on investments and foreign
      currency transactions                                 (0.55)        (0.24)         (0.22)        (1.71)         --
                                                         ---------        ------     ----------    ----------         --
         Total distributions declared to shareholders     $ (0.84)     $  (0.51)      $  (0.49)     $  (1.92)   $     --
                                                          --------     ---------      ---------     ---------   ----------
Net asset value - end of period                            $19.35       $ 19.47        $ 17.24       $ 14.22    $  14.81
                                                           ------       -------        -------       -------    -------
Total return                                                 3.58%        16.36%         24.97%         9.83%      21.39%++
Ratios (to average net assets)/Supplemental datass.:
    Expenses##                                               0.86%         0.95%          1.01%         1.19%       1.54%+
    Net investment income                                    1.35%         1.65%          1.85%         1.57%       1.51%+
Portfolio turnover                                           63%            83%            97%           89%         118%
Net assets at end of period (000 Omitted)                   $45,849        $34,189      $3,413        $999           $964

ss. Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                                       $  --            $0.31       $  0.31       $  0.12       $  0.03
Ratios (to average net assets):
    Expenses##                                                 --             0.91%         1.01%         1.93%         2.67%+
    Net investment income                                      --             1.69%         0.85%         0.82%         0.35%+

* For the period from the inception of class I shares, January 2, 1997, through August 31, 1997.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements. ### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31, 1998 because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.


     The date of this supplement is January 1, 2002 as revised June 7, 2002.